UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2012

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (441) 278-0440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 19, 2012, Endurance Specialty Holdings Ltd. issued a press release reporting its initial estimate of losses related to the floods that occurred in Thailand in the fourth quarter of 2011, an increase in its estimated losses for natural catastrophes occurring in the first three quarters of 2011 and preliminary fourth quarter operating results. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release, dated January 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 19, 2012

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 19, 2012